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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):    December 3, 1998
                                                         ------------------




                                   KNOLL, INC.

  A Delaware Corporation       Commission File No.       I.R.S. Employer No.
                                    001-12907                13-3873847

                                1235 Water Street
                            East Greenville, PA 18041
                         Telephone Number (215) 679-7991


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ITEM 5.  OTHER EVENTS
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On December 3, 1998, Knoll, Inc. (the "Company") issued a press release that announced the election of a new director to the Company's Board of Directors. The press release was as follows:


        HENRY B. SCHACHT ELECTED TO KNOLL, INC. BOARD OF DIRECTORS

EAST GREENVILLE, PA, December 3, 1998 -- Knoll, Inc. (NYSE: KNL) today announced that Henry B. Schacht has been elected to serve as a director of the company. Mr. Schacht's election was effective December 2, 1998.

Mr. Schacht, 64 years old, was chairman of the board and chief executive officer of Lucent Technologies Inc. before retiring in February 1998. Prior to joining Lucent Technologies Inc., Mr. Schacht was chairman of the board of Cummins Engine Company, Inc. from 1977 to 1995. Mr. Schacht is also a director of Lucent Technologies Inc., The Chase Manhattan Corporation and The Chase Manhattan Bank, N.A., Aluminum Company of America (Alcoa), Cummins Engine Company, Inc. and Johnson & Johnson.

John H. Lynch, Knoll president and chief executive officer, commented, "We are very excited to have Henry join our board. His depth of experience will add significant value to our board."

Founded in 1938, Knoll is a global office furnishings manufacturer committed to design excellence. The company's corporate headquarters is located in East Greenville, PA.

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                KNOLL, INC.



Date:  December 9, 1998                         By:  /s/ Douglas J. Purdom
                                                    -----------------------
                                                     DOUGLAS J. PURDOM
                                                     Senior Vice President and
                                                     Chief Financial Officer


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